                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   NOVEMBER 3, 2000
----------------------------------------------------------------------------


                                RADIOLOGIX, INC.
----------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
----------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                  000-23311                           75-2648089
      ----------------------------------    --------------------------------
          (Commission File Number)       (I.R.S. Employer Identification No.)


          3600 CHASE TOWER, 2200 ROSS AVENUE, DALLAS, TEXAS 75201-2776
----------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (214) 303-2776
----------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.     OTHER EVENTS.

      The following unaudited pro forma consolidated balance sheet data of Radiologix, Inc. gives effect to the merger, including the merger financing and acquisitions, as if it had occurred on September 30, 2000. The unaudited pro forma consolidated statement of operations information gives effect to (a) the merger and the merger financing, (b) the acquisition of assets from San Jose Radiological Medical Group, Inc. and Osceola Imaging Center during the nine months ended September 30, 2000, (c) the acquisition of assets from Braff Associates, P.C., Open MRI of Columbia, Dimensions Imaging Services and Questar Imaging, Inc. during the fiscal year ended December 31, 1999 and (d) the buyout of an operating lease for several MRI machines, by which we will acquire the related assets and associated expenses, as if each had occurred on January 1, 1999. The unaudited pro forma consolidated statements of operations exclude the following nonrecurring items, net of tax, directly attributable to the merger: transaction fees and expenses of $4.4 million and a cash payment to optionholders of $2.2 million. The unaudited pro forma consolidated statements of operations also exclude the following extraordinary items, net of tax, directly attributable to the merger: prepayment penalty on existing debt of $2.4 million and the write-off of existing deferred financing costs of $2.2 million. The pro forma adjustments were applied to the historical consolidated financial statements of Radiologix, Inc. to reflect and account for the merger as a recapitalization. The pro forma adjustments assume that the maximum number of post-merger shares (20%) are retained by our pre-merger stockholders and optionholders in the merger. Accordingly, the historical cost basis of our assets and liabilities has not been adjusted by the merger. The unaudited pro forma consolidated financial data are not necessarily indicative of the consolidated operating results or financial position that would have occurred if the merger had been consummated on the dates indicated, nor are they necessarily indicative of future operating results or financial position.

                       RADIOLOGIX, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2000
                                 (IN THOUSANDS)

                                                 HISTORICAL   ACQUISITIONS   RECAPITALIZATION   PRO FORMA
                                                 ----------   ------------   ----------------   ---------
ASSETS
Current assets:
  Cash and cash equivalents....................   $  4,704      $(17,900)(1)      $13,196(1)    $     --
  Accounts receivable, net.....................     77,775            --               --         77,775
  Due from affiliates..........................      8,325            --               --          8,325
  Other current assets.........................     10,482            --               --         10,482
                                                  --------      --------          -------       --------
    Total current assets.......................    101,286       (17,900)          13,196         96,582
Property and equipment.........................     59,629         5,000 (2)           --         64,629
Investments in joint ventures..................      7,707            --               --          7,707
Intangible assets, net.........................     92,997        12,900 (2)           --        105,897
Deferred financing costs, net..................      4,085            --            4,615 (3)      8,700
Other assets...................................      5,886            --            7,037 (4)     12,923
                                                  --------      --------          -------       --------
    Total assets...............................   $271,590      $     --          $24,848       $296,438
                                                  ========      ========          =======       ========
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Accounts payable and accrued expenses........   $ 18,996      $     --          $(1,961)(5)   $ 17,035
  Accrued physician retention..................      9,692            --               --          9,692
  Accrued salaries and benefits................      3,508            --               --          3,508
  Current portion of long-term debt............     36,359            --          (36,359)(6)         --
  Current portion of capital lease
  obligations..................................      6,187            --               --          6,187
  Deferred income taxes........................      1,651            --               --          1,651
  Other current liabilities....................        158            --               --            158
                                                  --------      --------          -------       --------
    Total current liabilities..................     76,551            --          (38,320)        38,231
Deferred income taxes..........................        384            --             (384)(4)         --
Long-term debt, net of current portion.........    142,710            --          110,178 (6)    252,888
Capital lease obligations, net of current
  portion......................................     12,207            --               --         12,207
Other liabilities..............................        101            --               --            101
                                                  --------      --------          -------       --------
    Total liabilities..........................    231,953            --           71,474        303,427
Minority interests in consolidated
  subsidiaries.................................      1,548            --               --          1,548
Stockholders' equity (deficit):
  Common stock.................................          2            --               (1)(7)          1
  Additional paid-in capital...................       (578)           --          (35,294)(7)    (35,872)
  Note receivable from stockholder.............         --            --             (200)(8)       (200)
  Retained earnings............................     38,665            --          (11,131)(9)     27,534
                                                  --------      --------          -------       --------
    Total stockholders' equity (deficit).......     38,089            --          (46,626)        (8,537)
                                                  --------      --------          -------       --------
    Total liabilities and stockholders' equity
    (deficit)..................................   $271,590      $     --          $24,848       $296,438
                                                  ========      ========          =======       ========

            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)

(1)  REFLECTS THE FOLLOWING:

    Sources:
      Notes offered.........................................  $250,000
      Common stock investment...............................    87,680
      Exercise of stock options.............................        37
      Proceeds from new revolving credit facility...........     2,888
      Retained common equity (non-cash).....................    21,920
                                                              --------
        Total sources of funds..............................   362,525
                                                              --------
    Uses:
      Redemption of common equity...........................  $123,212
      Retained common equity (non-cash).....................    21,920
      Cash payment to optionholders.........................     3,628
      Repayment of existing debt............................   181,030
      Prepayment penalty on existing debt...................     3,539
      Estimated transaction fees and expenses...............    16,000
                                                              --------
        Total uses of funds.................................   349,329
                                                              --------
        Net sources of funds from merger....................    13,196
      Lease buyout (see footnote 2).........................   (17,900)
                                                              --------
        Net use of funds....................................  $  4,704
                                                              ========

(2) Reflects the estimated fair market value of the assets and intangible assets created through the lease buyout.

(3)  Reflects the following:

      Net of the write-off of the existing deferred financing fees associated with the company's existing credit facility and
        $20,000 convertible note..................................  $(4,085)
      Financing fees associated with placing the $250,000 of notes
        offered...................................................    7,500
      Financing fees associated with the new $60,000 revolving
        credit facility...........................................    1,200
                                                                    -------
                                                                    $ 4,615
                                                                    =======

(4)  Reflects the tax effect of the following pro forma adjustments:

      Transaction fees and expenses...............................   $2,920
      Prepayment penalty on existing debt.........................    1,416
      Write-off of existing deferred financing costs..............    1,634
      Cash payment to optionholders...............................    1,451
      Deferred tax liability......................................     (384)
                                                                     ------
                                                                     $7,037
                                                                     ======

(5)  Reflects the payment of accrued interest on the $20,000 convertible note.

(6)  Reflects the following:

      Notes offered...............................................  $250,000
      Borrowings under new revolving credit facility..............     2,888
      Retirement of existing credit facility, current portion.....   (35,550)
      Retirement of existing credit facility, long-term...........  (122,450)
      Retirement of bank notes, current portion...................      (809)
      Retirement of bank notes, long-term.........................      (260)
      Retirement of convertible note..............................   (20,000)
                                                                    --------
                                                                    $ 73,819
                                                                    ========

(7)  Reflects the following:

      Redemption of common equity.................................  $(123,212)
      Common stock investment.....................................     87,680
      Proceeds from the exercise of options.......................        237
                                                                    ---------
                                                                    $ (35,295)
                                                                    =========

(8) Reflects the balance of a loan made to an executive officer for the exercise of stock options immediately prior to the merger.

(9)  Reflects the following:

      Transaction costs, net of tax...............................  $ (4,380)
      Prepayment penalty on existing debt, net of tax.............    (2,123)
      Write-off of existing deferred financing costs, net of
        tax.......................................................    (2,451)
      Cash payment to optionholders, net of tax...................    (2,177)
                                                                    --------
                                                                    $(11,131)
                                                                    ========

                       RADIOLOGIX, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                 (IN THOUSANDS)

                                                                       ADJUSTMENTS
                                                ----------------------------------------------------------
                                                                                RECAPITAL-
                                                HISTORICAL   ACQUISITIONS        IZATION         PRO FORMA
                                                ----------   ------------       ----------       ---------
Service fee revenue...........................   $199,700      $19,257 (1)       $     --        $218,957
Costs and expenses:
  Salaries and benefits.......................     52,826        5,167 (2)             --          57,993
  Field supplies..............................     11,630        1,245 (3)             --          12,875
  Field rent and lease expense................     18,444         (654)(4)             --          17,790
  Other field expenses........................     32,278        3,791 (5)             --          36,069
  Bad debt expense............................     18,838        1,443 (6)             --          20,281
  Corporate general and administrative........     11,192           --                750 (10)     11,942
  Depreciation and amortization...............     18,403        3,633 (7)          1,338 (11)     23,374
  Interest expense, net.......................     12,357        2,238 (8)         18,039 (12)     32,634
                                                 --------      -------           --------        --------
    Total costs and expenses..................    175,968       16,863             20,127         212,958
                                                 --------      -------           --------        --------
Income (loss) before taxes, minority interests
  in consolidated subsidiaries and equity in
  earnings of investments.....................     23,732        2,394            (20,127)          5,999
Equity in earnings of investments.............      3,581           --                 --           3,581
Minority interests in consolidated
  subsidiaries................................       (910)        (109)(9)             --          (1,019)
                                                 --------      -------           --------        --------
Income (loss) before taxes....................     26,403        2,285            (20,127)          8,561
Income tax expenses...........................     10,346          914 (13)        (8,050)(13)      3,210
                                                 --------      -------           --------        --------
Net income (loss).............................   $ 16,057      $ 1,371           $(12,077)       $  5,351
                                                 ========      =======           ========        ========

                       RADIOLOGIX, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                                 (IN THOUSANDS)

                                                                         ADJUSTMENTS
                                                  ---------------------------------------------------------
                                                                                 RECAPITAL-
                                                  HISTORICAL   ACQUISITIONS       IZATION         PRO FORMA
                                                  ----------   ------------      ----------       ---------
Service fee revenue.............................   $183,517      $   197 (1)      $     --        $183,714
Costs and expenses:
  Salaries and benefits.........................     48,082           99 (2)            --          48,181
  Field supplies................................      9,698           32 (3)            --           9,730
  Field rent and lease expense..................     22,251       (3,610)(4)            --          18,641
  Other field expenses..........................     30,958          562 (5)            --          31,520
  Bad debt expense..............................     15,976           29 (6)            --          16,005
  Corporate general and administrative..........      8,332           --               562 (10)      8,894
  Depreciation and amortization.................     16,430          743 (7)         1,003 (11)     18,176
  Interest expense, net.........................     13,101        1,678 (8)         9,792 (12)     24,571
                                                   --------      -------          --------        --------
    Total costs and expenses....................    164,828         (467)           11,357         175,718
                                                   --------      -------          --------        --------
Income (loss) before taxes, minority interests
  in consolidated subsidiaries and equity in
  earnings of investments.......................     18,689          664           (11,357)          7,996
Equity in earnings of investments...............      3,203           --                --           3,203
Minority interests in consolidated
  subsidiaries..................................       (735)          --                --            (735)
                                                   --------      -------          --------        --------
Income (loss) before taxes......................     21,157          664           (11,357)         10,464
Income tax expenses.............................      8,455          265 (13)       (4,542)(13)      4,178
                                                   --------      -------          --------        --------
Net income (loss)...............................   $ 12,702      $   399          $ (6,815)       $  6,286
                                                   ========      =======          ========        ========

                       RADIOLOGIX, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2000
                                 (IN THOUSANDS)

                                                                         ADJUSTMENTS
                                                  ---------------------------------------------------------
                                                                                 RECAPITAL-
                                                  HISTORICAL   ACQUISITIONS       IZATION         PRO FORMA
                                                  ----------   ------------      ----------       ---------
Service fee revenue.............................   $240,632      $ 1,203 (1)      $     --        $241,835
Costs and expenses:
  Salaries and benefits.........................     62,780          225 (2)            --          63,005
  Field supplies................................     13,008           76 (3)            --          13,084
  Field rent and lease expense..................     27,822       (5,140)(4)            --          22,682
  Other field expenses..........................     40,543          925 (5)            --          41,468
  Bad debt expense..............................     21,420          115 (6)            --          21,535
  Corporate general and administrative..........     11,320           --               750 (10)     12,070
  Depreciation and amortization.................     21,885        1,019 (7)         1,338 (11)     24,242
  Interest expense, net.........................     17,163        2,238 (8)        13,549 (12)     32,950
                                                   --------      -------          --------        --------
    Total costs and expenses....................    215,941         (542)           15,637         231,036
                                                   --------      -------          --------        --------
Income (loss) before taxes, minority interests
  in consolidated subsidiaries and equity in
  earnings of investments.......................     24,691        1,745           (15,637)         10,799
Equity in earnings of investments...............      4,303           --                --           4,303
Minority interests in consolidated
  subsidiaries..................................       (974)          --                --            (974)
                                                   --------      -------          --------        --------
Income (loss) before taxes......................     28,020        1,745           (15,637)         14,128
Income tax expenses.............................     11,269          697 (13)       (6,254)(13)      5,712
                                                   --------      -------          --------        --------
Net income (loss)...............................   $ 16,751      $ 1,048          $ (9,383)       $  8,416
                                                   ========      =======          ========        ========

(1)  Reflects revenue associated with the acquisitions.

(2)  Reflects the following:

                                                                            NINE MONTHS    TWELVE MONTHS
                                                              YEAR ENDED       ENDED           ENDED
                                                               12/31/99       9/30/00         9/30/00
                                                              -----------   ------------   --------------
        Adjustment associated with the acquisitions.........    $5,119          $63             $177
        Lease buyout........................................        48           36               48
                                                                ------          ---             ----
                                                                $5,167          $99             $225
                                                                ======          ===             ====

(3)  Reflects the following:

                                                                            NINE MONTHS    TWELVE MONTHS
                                                              YEAR ENDED       ENDED           ENDED
                                                               12/31/99       9/30/00         9/30/00
                                                              -----------   ------------   --------------
        Costs associated with the acquisitions..............    $1,234          $24             $65
        Lease buyout........................................        11            8              11
                                                                ------          ---             ---
                                                                $1,245          $32             $76
                                                                ======          ===             ===


(4)  REFLECTS THE FOLLOWING:

                                                                            NINE MONTHS    TWELVE MONTHS
                                                              YEAR ENDED       ENDED           ENDED
                                                               12/31/99       9/30/00         9/30/00
                                                              -----------   ------------   --------------
        Rental savings associated with the lease buyout.....    $(4,888)      $(3,666)        $(5,289)
        Additional rental expense associated with the
          acquisitions......................................      4,234            56             149
                                                                -------       -------         -------
                                                                $  (654)      $(3,610)        $(5,140)
                                                                =======       =======         =======

(5)  Reflects the following:

                                                                            NINE MONTHS    TWELVE MONTHS
                                                              YEAR ENDED       ENDED           ENDED
                                                               12/31/99       9/30/00         9/30/00
                                                              -----------   ------------   --------------
        Costs associated with the acquisitions..............    $3,168          $117            $302
        Lease buyout........................................       623           445             623
                                                                ------          ----            ----
                                                                $3,791          $562            $925
                                                                ======          ====            ====

(6)  Reflects bad debt expense associated with the acquisitions.

(7)  Reflects the following:

                                                                            NINE MONTHS    TWELVE MONTHS
                                                              YEAR ENDED       ENDED           ENDED
                                                               12/31/99       9/30/00         9/30/00
                                                              -----------   ------------   --------------
        Additional depreciation of equipment and goodwill
          amortization associated with the acquisitions.....    $2,674           $24              $59
        Lease buyout........................................       959           719              960
                                                                ------          ----           ------
                                                                $3,633          $743           $1,019
                                                                ======          ====           ======

(8) Reflects the increase in incremental interest costs associated with the acquisitions.

(9) Reflects the increase in minority interest associated with the acquisitions.

(10) Reflects the annual advisory services fees payable to SKM-RD LLC and Audax Management Company, LLC.

(11) Reflects amortization of deferred financing costs associated with the merger.

(12) Reflects the following:

                                                                            NINE MONTHS    TWELVE MONTHS
                                                              YEAR ENDED       ENDED           ENDED
                                                               12/31/99       9/30/00         9/30/00
                                                              -----------   ------------   --------------
        The increase in incremental interest cost associated
          with the $250,000 of notes at an assumed rate of
          12.5%.............................................    $17,739        $9,567         $13,249
        Commitment fee of 0.50% on the new $60,000 revolving
          credit facility...................................        300           225             300
                                                                -------        ------         -------
                                                                $18,039        $9,792         $13,549
                                                                =======        ======         =======

     Every incremental increase in the interest rate by 0.25% on the $250,000 of notes will increase interest expense by $625 for a twelve-month period and by $469 for a nine-month period.

(13) Reflects the income tax effect of the pro forma adjustments assuming a rate of 40%.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       RADIOLOGIX, INC.


                                       By:  /s/ Mark L. Wagar
                                            -----------------------------------
                                            Mark L. Wagar
                                            Chairman of the Board, President
                                            and Chief Executive Officer


November 3, 2000